UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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Harsco Corporation

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WE HELP BUILD THE WORLD
Camp Hill, Pennsylvania  April 16, 2013
Additional Information to Inform
2013 Advisory Vote on
Named Executive Officer Compensation
Security holders of Harsco Corporation (the “Company”) should read the Company’s definitive proxy statement for its 2013 Annual Meeting of
Stockholders because it contains important information.  Security holders may obtain the Company’s 2013 definitive proxy statement and 2012
Annual Report for free at www.harsco.com. This document may be deemed “soliciting material” within the meaning of the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

2 WE HELP BUILD THE WORLD
Compensation Highlights
Our compensation programs reflect our pay-for-performance (“P4P”) philosophy:
Our annual incentive program (“AIP”) ties annual cash incentives to the achievement of pre-established
Economic Value Added (“EVA”®) performance goals, thereby linking pay directly to the creation of stockholder value
In 2012, we increased the percentage of performance-based equity awards under our long-term incentive program (“LTIP”) from 50% to approximately 70% through the use of stock appreciation rights (“SARs”).
SARs are inherently performance-based awards as their value is directly tied to the performance of the
Company’s stock price
ISS, Glass Lewis & Co. and Egan-Jones ALL report that, for 2012, the Company’s pay was aligned with corporate performance
Under our new CEO, our management team continues to focus our path toward improved performance and stockholder returns
While we have taken reasonable steps to recruit and retain those executives who we believe will be key to the improved success of our Company, the average level of total direct compensation for 2012 remained below market medians, further reflecting the link between pay and performance

3 WE HELP BUILD THE WORLD
ISS and Egan-Jones
Recommend a Vote “FOR” Say-on-Pay
Advisory Firm Recommendation on
Proposal 3
P4P Comments
ISS Yes • P4P quantitative screen resulted
in a “low” level of concern
• Overall, ISS found “no significant
issues of concern” regarding our
executive compensation programs
and practices
Egan-Jones Yes • No significant comments
Glass Lewis No • Report notes improved P4P score
and states “the Company has
adequately aligned executive pay
and corporate performance”
• Specific issues raised with regard
to the change in control provisions
for certain equity awards,* certain
one-time payments to a departing
executive and changes made to
the Company’s LTIP
* See Slide 6 for a summary of the changes being made to the Company’s equity awards in 2013

HARSCO
Insight onsite.

Low Pay (-)
High Performance (+)
High Pay (+)
High Performance (+)
Low Pay (-)
Low Performance (-)
High Pay (+)
Low Performance (-)
HSC 2009 - 2011
HSC 2010 - 2012
3-Year TSR Rank
3-Year Realizable CEO Pay Rank
Peer Group Companies:
Harsco 2009 - 2011
Harsco 2010 - 2012
Companies within the "fairway" designation exhibit a strong pay-for-performance alignment (60% of Comparators)

Harsco Pay and Performance are Aligned
We have taken significant steps to ensure that compensation is commensurate with performance, which ALL THREE proxy advisors acknowledge
Realizable compensation in 2012 was below target levels, consistent with our
2012 corporate-level performance
4 WE HELP BUILD THE WORLD

5 WE HELP BUILD THE WORLD
We Continue to Strengthen Our Executive
Leadership Team
As part of our renewed focus on optimizing financial and operational performance, we have sought talented new executive officers to lead the
Company’s transformation
We experienced several executive officer transitions during 2012:
Sal Fazzolari departed from his position as Chairman, President and CEO in February
2012 after serving the Company for more than 30 years
Patrick Decker commenced serving as our new President and CEO in September 2012
Steve Schnoor departed from his position as SVP, CFO and Treasurer in November 2012 after serving the Company for more than 24 years
Separation pay packages for Messrs. Fazzolari and Schnoor reflect market practices:
We do not maintain employment agreements with our executives
Separation pay packages were developed with the assistance of the Management
Development and Compensation Committee’s independent compensation consultant
(Pearl Meyer & Partners) to ensure alignment with current market practices
Cash severance amounts were established at or below market levels while still recognizing each executive’s significant tenure with the Company
No payout for performance-based LTIP awards that were not earned

6 WE HELP BUILD THE WORLD
New CIC Acceleration Approach Under
2013 Equity and Incentive Compensation Plan
Based on a strong recommendation from our new CEO, the Management
Development and Compensation Committee has determined that all executive equity awards going forward will contain “double-trigger” change in control
(“CIC”) accelerated vesting provisions, as permitted under the Company’s new
2013 Equity and Incentive Compensation Plan and in-line with current market practice
This new approach to equity awards aligns with the “double-trigger”
provisions already contained in CIC severance agreements in place with each of our executive officers
A double-trigger provision generally functions so that, if equity awards are continued, assumed or replaced after a CIC, a participant must experience a qualifying termination of employment within a certain period of time after the CIC to vest in those awards on an accelerated basis
The use of double-trigger CIC provisions helps ensure that if a CIC were to be contemplated, our executive officers involved in deliberations or negotiations would be positioned to consider as objectively as possible whether the CIC transaction would be in our and our stockholders’ best interests, rather than being motivated solely by compensation interests

2012 SAR Grants Link Executive Pay With
Performance (Namely, Stock Price Appreciation)
Prior to 2012, only 50% of LTIP awards were performance-based, and those awards most often utilized the same performance metric as the AIP (EVA achievement)
For 2012, approximately 70% of the LTIP award opportunity was granted in the form of SARs, which are designed to deliver value to our executives only to the extent value is being created for stockholders, as hypothetically illustrated in the following table:
This focus on sustained stock price improvement aligns well with our stockholders’ interests and complements the AIP’s focus on EVA achievement
Base Price = $23.73
Stock Price
Realized Value
Grant Date
(3/16/12)
12/31/12 4/03/13 Hypothetical Stock Price Point
$23.73 $23.50 $23.41 $23.73 $25.00 $30.00 $35.00
$0.00 $0.00 $0.00 $0.00 $1.27 $6.27 $11.27
7 WE HELP BUILD THE WORLD